Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906

OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report on Form 10-Q of Zai Lab Limited (the “Company”), for the three months ended March 31, 2021, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Samantha (Ying) Du, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2021	/s/ Samantha (Ying) Du
Samantha (Ying) Du
Chief Executive Officer
(Principal Executive Officer)

This certification accompanies the quarterly report on Form 10-Q to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Zai Lab Limited under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of this quarterly report on Form 10-Q), irrespective of any general incorporation language contained in such filing.